UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT:  April 17, 2008

Commission file number 1-8572

TRIBUNE COMPANY
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	36-1880355 (I.R.S. Employer Identification No.)

435 North Michigan Avenue Chicago, Illinois (Address of principal executive offices)	60611 (Zip code)

Registrant’s telephone number, including area code:  (312) 222-9100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.                                RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 20, 2008, Tribune Company issued a press release containing earnings information for the quarter and year ended December 30, 2007.  Further, on April 3, 2008, Tribune Company issued a press release announcing a conference call with its lender group to be held on April 17, 2008.  Copies of the March 20, 2008 and April 3, 2008 press releases are being furnished as exhibits hereto.

ITEM 9.01.                                FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1	-	Press Release of Tribune Company dated March 20, 2008 (incorporated by reference to Exhibit 99 to Current Report on Form 8-K dated March 20, 2008)

Exhibit 99.2	-	Press Release of Tribune Company dated April 3, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIBUNE COMPANY

Date: April 17, 2008	By:	/s/ Crane H. Kenney
Crane H. Kenney
Senior Vice President, General
Counsel and Secretary